UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 27, 2009

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

and

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On March 27, 2009, Penn Virginia Corporation (the “Company”) entered into an amendment (the “Twelfth Amendment”) to the Company’s Amended and Restated Credit Agreement dated as of December 4, 2003, as amended, with the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”).

The Twelfth Amendment amended the Credit Agreement to (i) decrease the borrowing base from $479 million to $450 million and (ii) amend the pricing schedule to (x) increase the Eurodollar rate margin from a range of 1.000% to 1.750% to a range of 2.000% to 3.000%, (y) increase the floating interest rate margin from a range of 0.250% to 1.000% to a range of 1.125% to 2.125% and (z) increase the commitment fee rate from a range of 0.250% to 0.375% to a flat rate of 0.500%.

A copy of the Twelfth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 31, 2009, the Company issued a press release announcing the amended borrowing base under the Credit Agreement, as well as updating its 2009 capital expenditures outlook and its financial and derivative positions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the above information and the press release are being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Twelfth Amendment to Amended and Restated Credit Agreement dated as of March 27, 2009 among Penn Virginia Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Penn Virginia Corporation press release dated March 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2009

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Twelfth Amendment to Amended and Restated Credit Agreement dated as of March 27, 2009 among Penn Virginia Corporation, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Penn Virginia Corporation press release dated March 31, 2009.